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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 20, 2000
               -------------------------------------------------
                Date of Report (Date of earliest event reported)

                         NANOPIERCE TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Nevada                   33-19598-D                 84-0992908
   ----------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
     of incorporation)                                  Identification Number)


                         370 17/th/ Street, Suite 3580
                                Denver, CO 80202
            --------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

             ------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     (a)  The Registrant entered into a Termination and Redemption
Agreement (the "Termination Agreement"), dated as of October 20, 2000 with Equinox Investors, LLC ("Equinox") and, in connection therewith, issued to Equinox warrants (the "Equinox warrants") to purchase up to 50,000 shares of the Registrant's common stock, par value $.0001 per share (the "Common Stock"). The Termination and Redemption Agreement and a form of the Equinox warrants are attached hereto as exhibits.

     (b) The Registrant entered into a Purchase Agreement (the "Purchase Agreement"), dated as of October 20, 2000 with an institutional investor (the "Purchaser"), with respect to the issuance and sale by the Registrant, of an aggregate of up to 4,531,161 shares of the Registrant's Common Stock, and warrants to purchase up to 453,161 shares of the Registrant's Common Stock (the "Purchaser warrants"). In connection with the sale of the Registrant's Common Stock and the Purchaser warrants, the Registrant also issued warrants to purchase Registrant's common stock to Gemini Investments Ltd. (the "Gemini warrants"). The Purchase Agreement and the Purchaser warrants executed in connection therewith and the Gemini warrants are attached hereto as exhibits.

Item 7.  Exhibits and Financial Information.


                  The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

  Exhibit No.                             Description

     *4.01        Form of warrants issued to Equinox Investors LLC

     *4.02 Form of warrants issued to Harvest Court LLC (the "Purchaser") pursuant to the Purchase Agreement, dated as of October 20, 2000, between the Registrant and the Purchaser

     *4.03        Form of warrants issued to Gemini Investments, Ltd.

     *10.01 Termination and Redemption Agreement, dated as of October 20, 2000 between the Registrant and Equinox Investors, LLC

     *10.02 Purchase Agreement, dated as of October 20, 2000 between the Registrant and the Purchaser
________________
*Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                    NANOPIERCE TECHNOLOGIES, INC.

                                    /s/ Paul H. Metzinger
                                    --------------------------------
                                    Paul H. Metzinger, President and
                                    Chief Executive Officer

October 20, 2000

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                                 EXHIBIT INDEX


     Exhibit No.                            Description

      *4.01 Warrants issued to Equinox Investors LLC (form of Warrant included as Exhibit A to Exhibit 10.01).

      *4.02 Form of warrants issued to Harvest Court LLC (the "Purchaser") pursuant to the Purchase Agreement, dated as of October 20, 2000, between the Registrant and the Purchaser

      *4.03       Form of warrants issued to Gemini Investments, Ltd.

     *10.01 Termination and Redemption Agreement, dated as of October 20, 2000 between the Registrant and Equinox Investors, LLC

     *10.02 Purchase Agreement, dated as of October 20, 2000 between the Registrant and the Purchaser

________________
*Filed herewith.